EXHIBIT 99.2
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Buffets, Inc. (the "Company") on Form 10-Q for the period ending December 18, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Michael Andrews, Jr., as Chief Financial Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C.ss.1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 3, 2003                       /s/ R. Michael Andrews, Jr.
                                       ------------------------------
                                       R. Michael Andrews, Jr.
                                       Chief Financial Officer